                                                    CONFORMED COPY



                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                   _________________________________________

                                   FORM 8-K
                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 8, 1999

                             WHIRLPOOL CORPORATION
                   _________________________________________
            (Exact name of registrant as specified in its charter)


        Delaware                       1-3932                    38-1490038
----------------------------      ----------------          -------------------
(State or other jurisdiction      (Commission File          (I.R.S. Employer
 of incorporation)                    Number)               Identification No.)


     2000 M63 North,  Benton Harbor, Michigan                    49022-2692
     ----------------------------------------------------------------------
     (Address of principal executive officers)                   (Zip Code)


                                (616)-923-5000
              --------------------------------------------------
              Registrant's telephone number, including area code

Item 4.   Changes in Registrant's Certifying Accountants
          ----------------------------------------------

The Board of Directors of the Registrant's subsidiary, Multibras S.A. Eletrodomesticos ("Multibras"), announced on February 8, 1999 the engagement of Ernst & Young LLP as its independent auditors for the fiscal year ending December 31, 1999 to replace the firm of PricewaterhouseCoopers Auditores Independentes, Brazil, who were dismissed as auditors of Multibras effective February 8, 1999. Multibras does not have an audit or similar committee of the Board of Directors.

The reports of PricewaterhouseCoopers Auditores Independentes, Brazil, on the financial statements of Multibras for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the financial statements of Multibras for each of the two fiscal years ended December 31, 1998, there were no disagreements with PricewaterhouseCoopers Auditores Independentes, Brazil, on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of PricewaterhouseCoopers Auditores Independentes, Brazil, would have caused PricewaterhouseCoopers Auditores Independentes, Brazil, to make reference to the matter in their report. The Company has requested PricewaterhouseCoopers Auditores Independentes, Brazil, to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated February 8, 1999 is filed as Exhibit 1 to this Form 8-K.

Exhibit 1 to Form 8-K


February 8, 1999


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549



Ladies and Gentlemen:

We have read Item 4 of Form 8-K dated February 8, 1999 of Whirlpool Corporation and are in agreement with the statements contained therein.

Yours very truly,



PricewaterhouseCoopers
Auditores Independentes
Sao Paulo, Brazil

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 WHIRLPOOL CORPORATION
                                 Registrant



Date: February 12, 1999             By:  /s/  Robert T. Kenagy
                                       ----------------------------------------
                                 Name: Robert T. Kenagy
                                 Title: Associate General Counsel and Secretary